UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2023

AVRA MEDICAL ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-216054	47-3478854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3259 Progress Drive Orlando, Florida	32826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 956-2250

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “AVRA,” “the Company,” “we,” “us” and “our” refer to Avra Medical Robotics, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2023, we entered into an Investment Agreement (the “Investment Agreement”) with Dr. Frederic Moll (“Dr. Moll”), pursuant to which, on April 10, 2023, Dr. Moll, in addition to $2,000,000 in financing previously provided to the Company (the “Initial Investment”), provided us with an additional $1,000,000 in financing (the “Additional Investment,” and together with the Initial Investment, the “Interim Financing”) on and subject to the terms and conditions of the Investment Agreement.

The Interim Financing has been and is being used to by AVRA to fund the working capital needs of CardioVentures, Inc. (“CardioVentures”), pending the acquisition by merger (the “Merger”) of CardioVentures by AVRA, as contemplated by that certain Merger Agreement dated November 7, 2022 (the “Merger Agreement”), by and among AVRA, a wholly-owned subsidiary of AVRA, CardioVentures and Dr. Sudhir Srivastava (“Dr. Srivastava”) who, through his holding company, owns CardioVentures. Upon consummation of the Merger, AVRA will change its name to SS Innovations International, Inc. (“SSII”).

The Initial Investment was evidenced by the issuance to Dr. Moll by AVRA of three instruments, each referred to as a “7% Automatically Convertible One-Year Promissory Note” in the respective original amounts of $100,000, $900,000, and $1,000,000 (each, an “Original Investment Instrument,” and collectively, the “Original Investment Instruments”). Notwithstanding the terms and conditions of the Original Investment Instruments, the entire amount of the Interim Financing will convert into shares of SSII capital stock as follows:

(a)	Immediately prior to consummation of the Merger (but subject to the consummation thereof), CardioVentures will issue to Dr. Moll a number of shares of common stock of CardioVentures (“CardioVentures Shares”) such that, upon the consummation of the Merger, such CardioVentures Shares shall convert into and be equal to five percent (5%) of the Company’s then issued and outstanding shares of common stock on a fully-diluted basis (the “Initial Company Shares”).

(b)	To facilitate the issuance of the CardioVentures Shares to Dr. Moll pursuant to clause(a) above, immediately prior to consummation of the Merger (but subject to the consummation thereof), Dr. Srivastava shall surrender and forfeit to CardioVentures a number of CardioVentures Shares equal to two percent (2%) of the then issued and outstanding CardioVentures Shares on a fully-diluted basis.

(c)	Immediately after consummation of the Merger, we will issue to Dr. Moll an additional number of shares of our common stock in an amount that, when combined with the Initial Company Shares, will equal seven percent (7%) of our then issued and outstanding shares of common stock post-Merger on a fully-diluted basis (such additional shares of our common stock, together with the Initial Company Shares, the “Original Shares”).

(d)	Thereafter, if prior to the date on which our common stock is listed for trading on the New York Stock Exchange or any tier of the Nasdaq Stock Market, the Company raises capital in one or more private or public financings at a pre-money equity valuation of SSII of less than $100 million (the “Capital Raise Valuation”), then Dr. Moll shall be issued such number of additional shares of our common stock equal to (a) (i) $100 million, divided by the Capital Raise Valuation, multiplied by (ii) the total number of Original Shares, minus (b) the Original Shares, and such adjustment shall be calculated or re-calculated, as applicable, based on the lowest Capital Raise Valuation.

If the Merger is not consummated on or prior to April 14, 2023, then Dr. Moll shall have the right to put all rights, title and interest in and to the Investment Agreement (and the Original Investment Instruments) to AVRA, CardioVentures and Dr. Srivastava (the “Put Right”). The Put Right shall be exercisable by Dr. Moll by giving written notice of such exercise to AVRA, CardioVentures and Dr. Srivastava. Within five (5) business days after giving such notice, AVRA, CardioVentures and Dr. Srivastava, on a joint and several basis, shall purchase from Dr. Moll all rights, title and interest in and to the Investment Agreement (and the Original Investment Instruments) for an amount in cash equal to the Interim Financing, plus an amount equal to a return on the Interim Financing at a rate of seven percent (7%) per annum (computed on the basis of a 360-day year consisting of twelve 30 day months), which return will accrue from and including the respective dates of each Original Investment Instrument, and in the case of the Additional Investment, will accrue from and including the date of the Investment Agreement, until the date on which payment is made to Dr. Moll as set forth in the Investment Agreement. Any such payment which is not paid within such five business day period shall accrue a return at a rate of twelve percent (12%) per annum (computed on the basis of a 360-day year consisting of twelve 30 day months), from such fifth business day until the same is paid.

The above summary of the Investment Agreement is qualified in its entirety by reference to the definitive Investment Agreement, a copy of which is filed as Exhibit 10.1 to this Report and which is incorporated herein by reference.

The Interim Financing was made in private transactions pursuant to the exemptions from registration under Section 4(a)2 of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Report is incorporated into this item by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Investment Agreement, dated April 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023	AVRA MEDICAL ROBOTICS, INC.

	By:	/s/ Barry F. Cohen
Barry F. Cohen, Chief Executive Officer

3